UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       February 19, 2009

ORAMED PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50298	98-0376008
(Commission File Number)	(IRS Employer Identification No.)

2 Elza Street, Jerusalem Israel	93706
(Address of Principal Executive Offices)	(Zip Code)

972-54-7909058

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2009, Chaime Orlev, the Chief Financial Officer, Treasurer and Secretary of Oramed Pharmaceuticals, Inc. (the “Company”) delivered to the Company a notice of resignation.  Mr. Orlev agreed to continue in the aforementioned positions at the request of the Company until no later than March 31, 2009 in order to assist the Company with the orderly transition of his duties to a successor.  Mr. Orlev has cited personal reasons for his departure and his resignation did not arise from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company has commenced the process of identifying qualified candidates to serve as Chief Financial Officer and Treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
(Registrant)

By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director

Date:  February 23, 2009